UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): January 24, 2006

                    PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

     Nevada                       000-32517                       91-1997729

(State or Other            (Commission File Number)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation or
 Organization)

                                1230 Calle Suerte
                           Camarillo, California 93012
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (866) 868-0461

                                   Copies to:
                                 Marc Ross, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities

      To obtain funding for working capital, Pride Business Development Holdings, Inc. (the "Company") entered into Promissory Notes (the "Notes") and corresponding Subscription Agreements (the "Agreements") with various accredited investors (the "Investors") on November 18, 2005. In connection therewith, the Investors purchased an aggregate of $150,000 in Notes. The Notes bear interest at 10% and mature on the earlier of twenty-six calendar days from the issue date of the Notes, or December 12, 2005. The Company will issue all of the following to investors for each $10,000 of Notes purchased: (a) 7,000 shares of Pride common stock, US$.001 par value (the "Shares"); (b) warrants to purchase 3,500 additional Shares at $1.00 per Share for every $10,000 of Notes subscribed; and
(c) warrants to purchase 3,500 additional Shares at $1.25 per Share for every $10,000 of Notes subscribed. The term of the warrants will be 3 years from the date of issue.

In addition, a principal of the Company personally guaranteed the repayment of the Notes. The Company also agreed to file a registration statement within 9 months of issuance of the Notes and include all the underlying shares of common stock issued for the Notes and any exercise of the warrants. The note holders will have piggy-back registration rights if the Company files registration for any other Shares before this 9 month period. Piggy-back registration will be with the acceptance of the underwriters as selected by the Company.

      As of the date hereof, the Company is obligated on $150,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

      The securities were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit No.       Description

4.1               Form of Subscription Agreement

4.2               Form of 10% Promissory Note

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.


Date: January 24, 2006                 By: /s/ Ari L. Markow
                                           -----------------
                                       Name: Ari L. Markow
                                       Title: President